UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2011

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CAPITAL FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

North Dakota	0-25958	45-0404061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Main Minot, ND	58703
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (701) 837-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes In Registrant’s Certifying Accountant

The audit committee of the Board of Directors of Capital Financial Holdings, Inc. (CFH”) annually considers and recommends to the full Board the selection of independent public accountants. After an evaluation process, as recommended by CFH’s Audit Committee on December 9, 2011, the Board of Directors appointed Hein & Associates, LLP (“Hein”) as CFH’s independent auditors for the 2012 fiscal year, replacing Brady Martz & Associates, P.C. (“Martz”). Hein’s address is 717 – 17th Street, 16th Floor, Denver, Colorado 80202.

This action effectively accepts Martz’ resignation as the Company’s independent auditor for the fiscal year that will commence on January 1, 2012. The report of Martz on the Company’s consolidated financial statements for the year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or account principles. We do not anticipate that this will change with respect to CFH’s financial statements for the 2011 fiscal year.

For the years ended December 31, 2009 and 2010 and through the date of this Form 8-K, there have been no disagreements with Martz on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Martz’ satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. For the years ended December 31, 2009 and 2010 and through the date of this Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

CFH has provided Martz with a copy of this Form 8-K and CFH has requested that Martz furnish a letter addressed to the Commission stating whether it agrees with the statements above.

For the years ended December 31, 2009 and 2010 and through the date of this Form 8-K. Neither CFH nor anyone on CFH’s behalf consulted Hein with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on CFH’s consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K. Hein has been asked to review this disclosure and Hein has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01  Financial Statements and Exhibits

Exhibit 16  Letter from certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL FINANCIAL HOLDINGS, INC.

Dated: December 12, 2011	By:	/s/ John Carlson
John Carlson
President and CEO